                                                                          page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           3/1/2006 through 3/31/2006

I. ORIGINAL DEAL PARAMETER INPUTS
   (A) Total Portfolio Balance                                                           $1,585,414,912.47
   (B) Total Securities Balance                                                          $1,585,414,912.47
   (C) Class A-1 Notes
       (i)    Class A-1 Notes Balance                                                    $  383,000,000.00
       (ii)   Class A-1 Notes Percentage (C(i)/B)                                                    24.16%
       (iii)  Class A-1 Notes Rate                                                                 1.23313%
       (iv)   Class A-1 Notes Accrual Basis                                                     Actual/360
   (D) Class A-2 Notes
       (i)    Class A-2 Notes Balance                                                    $  430,000,000.00
       (ii)   Class A-2 Notes Percentage (D(i)/B)                                                    27.12%
       (iii)  Class A-2 Notes Rate                                                                   1.340%
       (iv)   Class A-2 Notes Accrual Basis                                                         30/360
   (E) Class A-3 Notes
       (i)    Class A-3 Notes Balance                                                    $  428,000,000.00
       (ii)   Class A-3 Notes Percentage (E(i)/B)                                                    27.00%
       (iii)  Class A-3 Notes Rate                                                                   1.690%
       (iv)   Class A-3 Notes Accrual Basis                                                         30/360
   (F) Class A-4 Notes
       (i)    Class A-4 Notes Balance                                                    $  308,740,000.00
       (ii)   Class A-4 Notes Percentage (F(i)/B)                                                    19.47%
       (iii)  Class A-4 Notes Rate                                                                   2.160%
       (iv)   Class A-4 Notes Accrual Basis                                                         30/360
   (G) Certificates
       (i)    Certificates Balance                                                       $   35,674,912.47
       (ii)   Certificates Percentage (G(i)/B)                                                        2.25%
       (iii)  Certificates Rate                                                                      2.160%
       (iv)   Certificates Accrual Basis                                                            30/360
   (H) Servicing Fee Rate                                                                             1.00%
   (I) Portfolio Summary
       (i)    Weighted Average Coupon (WAC)                                                           5.16%
       (ii)   Weighted Average Original Maturity (WAOM)                                              58.18 months
       (iii)  Weighted Average Remaining Maturity (WAM)                                              51.29 months
       (iv)   Number of Receivables                                                                 98,208
   (J) Reserve Fund
       (i)    Reserve Account Initial Deposit Percentage                                              0.50%
       (ii)   Reserve Account Initial Deposit                                            $    7,927,074.56
       (iii)  Specified Reserve Account Percentage                                                    0.75%
       (iv)   Specified Reserve Account Balance                                          $   11,890,611.84
   (K) Yield Supplement Account Deposit                                                  $        6,519.48

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
   (A) Total Portfolio Balance                                                           $  300,635,035.97
   (B) Total Securities Balance                                                          $  300,635,035.97
   (C) Cumulative Note and Certificate Pool Factor                                               0.1896255
   (D) Class A-1 Notes
       (i)    Class A-1 Notes Balance                                                    $            0.00
       (ii)   Class A-1 Notes Pool Factor                                                        0.0000000
       (iii)  Class A-1 Notes Interest Carryover Shortfall                               $            0.00
       (iv)   Class A-1 Notes Principal Carryover Shortfall                              $            0.00
   (E) Class A-2 Notes
       (i)    Class A-2 Notes Balance                                                    $            0.00
       (ii)   Class A-2 Notes Pool Factor                                                        0.0000000
       (iii)  Class A-2 Notes Interest Carryover Shortfall                               $            0.00
       (iv)   Class A-2 Notes Principal Carryover Shortfall                              $            0.00
   (F) Class A-3 Notes
       (i)    Class A-3 Notes Balance                                                    $            0.00
       (ii)   Class A-3 Notes Pool Factor                                                        0.0000000
       (iii)  Class A-3 Notes Interest Carryover Shortfall                               $            0.00
       (iv)   Class A-3 Notes Principal Carryover Shortfall                              $            0.00
   (G) Class A-4 Notes
       (i)    Class A-4 Notes Balance                                                    $  290,658,240.89
       (ii)   Class A-4 Notes Pool Factor                                                        0.9414337
       (iii)  Class A-4 Notes Interest Carryover Shortfall                               $            0.00
       (iv)   Class A-4 Notes Principal Carryover Shortfall                              $            0.00
   (H) Certificates
       (i)    Certificates Balance                                                       $    9,976,795.08
       (ii)   Certificates Pool Factor                                                           0.2796586
       (iii)  Certificates Interest Carryover Shortfall                                  $            0.00
       (iv)   Certificates Principal Carryover Shortfall                                 $            0.00
   (I) Servicing Fee
       (i)    Servicing Fee Shortfall                                                    $            0.00
   (J) End of Prior Month Account Balances
       (i)    Reserve Account                                                            $   11,890,611.84
       (ii)   Yield Supplement Account                                                   $          476.72
       (iii)  Payahead Account                                                           $            0.00
       (iv)   Advances Outstanding                                                       $      173,772.78
   (K) Portfolio Summary as of End of Prior Month
       (i)    Weighted Average Coupon (WAC)                                                           4.93%
       (ii)   Weighted Average Remaining Maturity (WAM)                                              19.57 months
       (iii)  Number of Receivables                                                                 47,933
   (L) Note and Certificate Principal Distribution Percentages

                                                                          page 2

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           3/1/2006 through 3/31/2006

       (i)    Note Percentage                                                                        97.03%
       (ii)   Certificate Percentage                                                                  2.97%

III. MONTHLY INPUTS FROM THE MAINFRAME
   (A) Precomputed Contracts Principal
       (i)    Scheduled Principal Collections                                               $         0.00
       (ii)   Prepayments in Full                                                           $         0.00
       (iii)  Prepayments in Full due to Repurchases                                        $         0.00
   (B) Precomputed Contracts Collections                                                    $         0.00
   (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                               $         0.00
   (D) Simple Interest Receivables Principal
       (i)    Principal Collections                                                         $17,474,429.62
       (ii)   Prepayments in Full                                                           $ 6,371,291.21
       (iii)  Repurchased Receivables Related to Principal                                  $         0.00
   (E) Simple Interest Receivables Interest
       (i)    Simple Interest Collections                                                   $ 1,212,933.45
   (F) Payment Advance for Precomputes
       (i)    Reimbursement of Previous Advances                                            $         0.00
       (ii)   Current Advance Amount                                                        $         0.00
   (G) Interest Advance for simple Interest - Net                                              ($34,871.34)
   (H) Payahead Account
       (i)    Payments Applied                                                              $         0.00
       (ii)   Additional Payaheads                                                          $         0.00
   (I) Portfolio Summary as of End of Month
       (i)    Weighted Average Coupon (WAC)                                                           4.92%
       (ii)   Weighted Average Remaining Maturity (WAM)                                              18.64 months
       (iii)  Remaining Number of Receivables                                                       46,468
   (J) Delinquent Receivables
                                                                     # Units         Dollar Amount
                                                                  ------------   --------------------
       (i)    31-60 Days Delinquent                               1,441   3.10%  $8,755,188.21   3.16%
       (ii)   61-90 Days Delinquent                                 328   0.71%  $2,187,470.33   0.79%
       (ii)   91 Days or More Delinquent                             80   0.17%  $  620,110.88   0.22%
   (K) Vehicles Repossessed During Collection Period                 16   0.03%  $  125,137.59   0.05%
   (L) Total Repossessed Vehicles in Inventory                       29   0.06%  $  226,655.31   0.08%

IV. INPUTS DERIVED FROM OTHER SOURCES
   (A) Collection Account Investment Income                                                 $         0.00
   (B) Reserve Account Investment Income                                                    $    45,993.30
   (C) Yield Supplement Account Investment Income                                           $         1.94
   (D) Trust Fees Expense                                                                   $         0.00
   (E) Aggregate Net Losses for Collection Period                                              (222,826.38)
   (F) Liquidated Receivables Information
       (i)    Gross Principal Balance on Liquidated Receivables                                 136,810.89
       (ii)   Liquidation Proceeds                                                               70,895.42
       (ii)   Recoveries from Prior Month Charge Offs                                           288,741.85
   (G) Days in Accrual Period                                                                           31
   (H) Deal age                                                                                         35

                               MONTHLY COLLECTIONS

V. INTEREST COLLECTIONS
   (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                $ 1,178,062.11

VI. PRINCIPAL COLLECTIONS
   (A) Principal Payments Received
       (III(A((i)+(ii))+(D(i)+(ii)))                                                        $23,845,720.83
   (B) Liquidation Proceeds (IV(F(i)))                                                           70,895.42
   (C) Repurchased Loan Proceeds Related to Principal
       (III(A(iii)+D(iii)))                                                                           0.00
   (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                      288,741.85
                                                                                            --------------
   (E) Total Principal Collections (A+B+C+D)                                                $24,205,358.10

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                  $25,383,420.21

VIII. YIELD SUPPLEMENT DEPOSIT                                                              $        50.22

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                       $25,383,470.43

                              MONTHLY DISTRIBUTIONS

X. FEE DISTRIBUTIONS
   (A) Servicing Fee
       (i)    Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                 $   250,529.20
       (ii)   Servicing Fee Paid                                                                250,529.20
                                                                                            --------------
       (iii)  Servicing Fee Shortfall                                                       $         0.00
   (B) Reserve Account Investment Income (IV(B))                                            $    45,993.30
   (C) Yield Supplement Account Investment Income (IV(C))                                   $         0.00
   (D) Trust Fees Expense (IV(D))                                                           $         0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
   (A) Interest
       (i)    Class A-1 Notes
              (a) Class A-1 Notes Interest Due                                              $         0.00
              (b) Class A-1 Notes Interest Paid                                                       0.00
                                                                                            --------------
              (c) Class A-1 Notes Interest Shortfall                                        $         0.00
       (ii)   Class A-2 Notes

                                                                          page 3

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           3/1/2006 through 3/31/2006

              (a) Class A-2 Notes Interest Due                                              $         0.00
              (b) Class A-2 Notes Interest Paid                                                       0.00
                                                                                            --------------
              (c) Class A-2 Notes Interest Shortfall                                        $         0.00
       (iii)  Class A-3 Notes
              (a) Class A-3 Notes Interest Due                                              $         0.00
              (b) Class A-3 Notes Interest Paid                                                       0.00
                                                                                            --------------
              (c) Class A-3 Notes Interest Shortfall                                        $         0.00
       (iv)   Class A-4 Notes
              (a) Class A-4 Notes Interest Due                                              $   523,184.83
              (b) Class A-4 Notes Interest Paid                                                 523,184.83
                                                                                            --------------
              (c) Class A-4 Notes Interest Shortfall                                        $         0.00
       (v)    Total Note Interest
              (a) Total Note Interest Due                                                   $   523,184.83
              (b) Total Note Interest Paid                                                      523,184.83
                                                                                            --------------
              (c) Total Note Interest Shortfall                                             $         0.00
              (d) Reserve Account Withdrawal for Note
                  Interest                                                                  $         0.00
Amount available for distributions after Fees & Interest
   (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                          $24,609,756.40
   (B) Principal
       (i)    Noteholders' Principal Distribution Amounts                                   $23,270,250.53
       (ii)   Class A-1 Notes Principal
              (a) Class A-1 Notes Principal Due                                             $         0.00
              (b) Class A-1 Notes Principal Paid                                                      0.00
                                                                                            --------------
              (c) Class A-1 Notes Principal Shortfall                                       $         0.00
              (d) Reserve Account Withdrawal                                                $         0.00
       (iii)  Class A-2 Notes Principal
              (a) Class A-2 Notes Principal Due                                             $         0.00
              (b) Class A-2 Notes Principal Paid                                                      0.00
                                                                                            --------------
              (c) Class A-2 Notes Principal Shortfall                                       $         0.00
              (d) Reserve Account Withdrawal                                                $         0.00
       (iv)   Class A-3 Notes Principal
              (a) Class A-3 Notes Principal Due                                             $         0.00
              (b) Class A-3 Notes Principal Paid                                                      0.00
                                                                                            --------------
              (c) Class A-3 Notes Principal Shortfall                                       $         0.00
              (d) Reserve Account Withdrawal                                                $         0.00
       (v)    Class A-4 Notes Principal
              (a) Class A-4 Notes Principal Due                                             $23,270,250.53
              (b) Class A-4 Notes Principal Paid                                             23,270,250.53
                                                                                            --------------
              (c) Class A-4 Notes Principal Shortfall                                       $         0.00
              (d) Reserve Account Withdrawal                                                $         0.00
       (vi)   Total Notes Principal
              (a) Total Notes Principal Due                                                  23,270,250.53
              (b) Total Notes Principal Paid                                                 23,270,250.53
                                                                                            --------------
              (c) Total Notes Principal Shortfall                                           $         0.00
              (d) Reserve Account Withdrawal                                                $         0.00

XII. RESERVE FUND DEPOSIT
   Amount available for deposit into reserve account                                        $ 1,339,505.87
   Amount deposited into reserve account                                                              0.00
   Excess Amount Released from Reserve Account                                                        0.00
                                                                                            --------------
   Excess funds available to Certificateholders                                               1,339,505.87
                                                                                            --------------
XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
   (A) Interest
       (i)    Certificate Monthly Interest Due                                              $    17,958.23
       (ii)   Certificate Interest Shortfall Beginning Balance                              $         0.00
                                                                                            --------------
       (iii)  Total Certificate Interest Due                                                $    17,958.23
       (iv)   Certificate Interest Paid                                                          17,958.23
                                                                                            --------------
       (v)    Certificate Interest Shortfall Ending Balance                                 $         0.00
   (B) Principal
       (i)    Certificate Monthly Principal Due                                             $   712,281.19
       (ii)   Certificate Principal Shortfall Beginning Balance                             $         0.00
                                                                                            --------------
       (iii)  Total Certificate Principal Due                                               $   712,281.19
       (iv)   Certificate Principal Paid                                                        712,281.19
                                                                                            --------------
       (v)    Certificate Principal Shortfall Ending Balance                                $         0.00
   (C) Release to Seller                                                                    $   609,266.45

                              DISTRIBUTIONS SUMMARY

   (A) Total Collections                                                                    $25,383,470.43
   (B) Service Fee                                                                          $   250,529.20
   (C) Trustee Fees                                                                                   0.00
   (D) Class A1 Amount                                                                      $         0.00
   (E) Class A2 Amount                                                                      $         0.00
   (F) Class A3 Amount                                                                      $         0.00
   (G) Class A4 Amount                                                                      $23,793,435.36
   (H) Amount Deposited into Reserve Account                                                $         0.00
   (I) Certificateholders                                                                   $   730,239.42
   (J) Release to seller                                                                    $   609,266.45
   (K) Total amount distributed                                                             $25,383,470.43
   (L) Amount of Draw from Reserve Account                                                            0.00
   (M) Excess Amount Released from Reserve Account                                                    0.00

                                                                          page 4

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           3/1/2006 through 3/31/2006

                         PORTFOLIO AND SECURITY SUMMARY

                                                                     Beginning                   End
                                                                     of Period                of Period
                                                                  ---------------          ---------------
XIV. POOL BALANCES AND PORTFOLIO INFORMATION
   (A) Balances and Principal Factors
       (i)    Aggregate Balance of Notes                          $290,658,240.89          $267,387,990.36
       (ii)   Note Pool Factor                                          0.1875529                0.1725373
       (iii)  Class A-1 Notes Balance                                        0.00                     0.00
       (iv)   Class A-1 Notes Pool Factor                               0.0000000                0.0000000
       (v)    Class A-2 Notes Balance                                        0.00                     0.00
       (vi)   Class A-2 Notes Pool Factor                               0.0000000                0.0000000
       (vii)  Class A-3 Notes Balance                                        0.00                     0.00
       (viii) Class A-3 Notes Pool Factor                               0.0000000                0.0000000
       (ix)   Class A-4 Notes Balance                              290,658,240.89           267,387,990.36
       (x)    Class A-4 Notes Pool Factor                               0.9414337                0.8660620
       (xi)   Certificates Balance                                   9,976,795.08             9,264,513.89
       (xii)  Certificates Pool Factor                                  0.2796586                0.2596927
       (xiii) Total Principal Balance of Notes and
              Certificates                                         300,635,035.97           276,652,504.25
   (B) Portfolio Information
       (i)    Weighted Average Coupon (WAC)                                  4.93%                    4.92%
       (ii)   Weighted Average Remaining Maturity (WAM)                     19.57 months             18.64 months
       (iii)  Remaining Number of Receivables                              47,933                   46,468
       (iv)   Portfolio Receivable Balance                        $300,635,035.97          $276,652,504.25
   (C) Outstanding Advance Amount                                 $    173,772.78          $    138,901.44
   (D) Outstanding Payahead Balance                               $          0.00          $          0.00

                               SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE ACCOUNT
   (A) Beginning Reserve Account Balance                                                   $ 11,890,611.84
   (B) Draws                                                                                          0.00
       (i)    Draw for Servicing Fee                                                                  0.00
       (ii)   Draw for Interest                                                                       0.00
       (iii)  Draw for Realized Losses                                                                0.00
   (C) Excess Interest Deposited into the Reserve Account                                             0.00
   (D) Reserve Account Balance Prior to Release                                              11,890,611.84
   (E) Reserve Account Required Amount                                                       11,890,611.84
   (F) Final Reserve Account Required Amount                                                 11,890,611.84
   (G) Excess Reserve Account Amount                                                                  0.00
   (H) Ending Reserve Account Balance                                                        11,890,611.84

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
   (A) Beginning Yield Supplement Account Balance                                                   476.72
   (B) Investment Earnings                                                                            1.94
   (C) Investment Earnings Withdraw                                                                   0.00
   (D) Additional Yield Supplement Amounts                                                            0.00
   (E) Yield Supplement Deposit Amount                                                               50.22
                                                                                           ---------------
   (F) Ending Yield Supplement Account Balance                                                      428.44

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
   (A) Liquidated Contracts
       (i)    Liquidation Proceeds                                                         $     70,895.42
       (ii)   Recoveries on Previously Liquidated Contracts                                     288,741.85
   (B) Aggregate Net Losses for Collection Period                                              (222,826.38)
   (C) Net Loss Rate for Collection Period (annualized)                                              -0.93%
   (D) Cumulative Net Losses for all Periods                                                  7,205,251.14
   (E) Delinquent Receivables
                                                                     # Units        Dollar Amount
                                                                  ------------   ------------------
       (i)    30-59 Days Delinquent                               1,441   3.10%  $8,755,188.21   3.16%
       (ii)   60-89 Days Delinquent                                 328   0.71%  $2,187,470.33   0.79%
       (ii)   90 Days or More Delinquent                             80   0.17%  $  620,110.88   0.22%

XVIII. REPOSSESSION ACTIVITY                                         # Units        Dollar Amount
                                                                  ------------   ------------------
   (A) Vehicles Repossessed During Collection Period                 16   0.03%    $125,137.59   0.05%
   (B) Total Repossessed Vehicles in Inventory                       29   0.06%    $226,655.31   0.08%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
   (A) Ratio of Net Losses to the Pool Balance as of
       Each Collection Period
       (i)    Second Preceding Collection Period                                                      0.63%
       (ii)   Preceding Collection Period                                                            -0.51%
       (iii)  Current Collection Period                                                              -0.93%
       (iv)   Three Month Average (Avg(i,ii,iii))                                                    -0.27%
   (B) Ratio of Balance of Contracts Delinquent 61 Days
       or More to the Outstanding Balance of Receivables.
       (i)    Second Preceding Collection Period                                                      1.42%
       (ii)   Preceding Collection Period                                                             1.10%
       (iii)  Current Collection Period                                                               0.94%
       (iv)   Three Month Average (Avg(i,ii,iii))                                                     1.15%
   (C) Loss and Delinquency Trigger Indicator                                         Trigger was not hit.

                                                                          page 5

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           3/1/2006 through 3/31/2006

I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

/s/ Paul C. Honda
----------------------------------
Mr. Paul C. Honda
Assistant Vice President